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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2002

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SIGMA-ALDRICH CORPORATION
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(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street
St. Louis, Missouri 63103
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (314) 771-5765

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Item 5. Other Events

On July 23, 2002, Sigma-Aldrich Corporation issued press releases regarding, among other things, second quarter 2002 financial results. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

99.1  Press Release issued July 23, 2002 - Sigma-Aldrich Q2 sales and EPS from continuing operations increase. 2002 EPS forecast benefits from      profit improvement initiatives and currency rates. One-time charge taken to discontinue Diagnostics business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2002

SIGMA-ALDRICH CORPORATION

By: /s/ Karen Miller
Karen Miller, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued July 23, 2002 -- Sigma-Aldrich Q2 sales and EPS from continuing operations increase. 2002 EPS forecast benefits from profit improvement initiatives and currency rates. One-time charge taken to discontinue Diagnostics business.